UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  June 2, 2005

                           ___________________________


                             DPAC TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)

                           ___________________________


          California                 0-14843                33-0033759
 (State or other jurisdiction      (Commission            I.R.S. Employer
       of incorporation)           File Number)        Identification Number

                           ___________________________


                7321 Lincoln Way, Garden Grove, California 92841
               (Address of principal executive office) (Zip Code)

                                  714/ 898-0007
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)

The News Releases referenced herein were issued publicly pursuant to Nasdaq Marketplace Rule 4815(b). The Registrant's News Release dated June 27, 2005 is filed herewith as Exhibit 99.3 and incorporated herein by this reference. This News Release describes the Notification of Additional Delinquency dated June 22, 2005, from the Nasdaq Stock Market, received by the Registrant that date. This report amends and supplements Item 3.01 of the Registrant's Form 8-K filed June 6, 2005.

On June 2, 2005, the Registrant received from the Nasdaq Stock Market a Nasdaq Staff Determination stating that our Common Stock is subject to delisting from the Nasdaq SmallCap Market. A hearing was held before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The Common Stock has not been delisted at this time; however, it is possible that the Registrant could experience a delisting of its Common Stock at some time in the near future. Subsequently, the Registrant received the notice of additional delinquency referred to the June 27, 2005 News Release.

The Registrant has received notices related to deficiencies concerning the following continuing listing standards of the Nasdaq SmallCap Market: Rule 4310(c)(2)(B), which requires that the issuer have a minimum of $2,500,000 in stockholders' equity; or $35,000,000 market value of listed securities; or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years; and Rule 4310(c)(4), which requires that the listed security have a minimum bid price for continued listing of $1.00.

The Nasdaq Staff also had determined that this transaction would be a "Reverse Merger" pursuant to Marketplace Rule 4430(f). Therefore, the Registrant would be required to file an initial listing application and meet all initial listing criteria, which would increase the minimum standards to be met by the Registrant, including QuaTech, post-transaction. The Registrant also presented its position at the hearing on that "reverse merger" determination as well as the delisting issues.

The Registrant plans to resolve these deficiencies by completing an agreed-upon transaction with QuaTech, Inc., additional financing and a reverse stock split. The Registrant hopes to satisfy, when the transactions are completed, the Nasdaq SmallCap Market minimum shareholders' equity requirement and minimum bid price requirement for continued listing of our Common Stock, but cannot assure success. If Nasdaq requires the Registrant to meet the initial listing criteria at the consummation of the QuaTech transaction, the Registrant may not be able to do so practicably.

Unless the Nasdaq Hearing Panel accepts the Registrant's position concerning delisting, the Common Stock will be delisted from the Nasdaq SmallCap Market. The Common Stock could be delisted at any time unless the appeal succeeds on both issues--"continued listing" and "reverse merger". In the event of delisting, the Registrant intends that its Common Stock shall trade on the Over-the-Counter Bulletin Board. The delisting of the Common Stock could adversely affect the value of the Common Stock. Trading on the Over-the-Counter Bulletin Board, which is less liquid generally than the Nasdaq, could also adversely affect the volatility of the Common Stock and its market value.




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Section 9      Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

           (c) Exhibits
               --------

                   99.1*   Press Release of Registrant dated June 3, 2005.

                   99.2*   Press Release of Registrant dated May 25, 2005.

                   99.3    Press Release of Registrant dated June 27, 2005.


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     * Previously filed with Form 8-K filed with the SEC on June 6, 2005 and incorporated herein by this reference.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DPAC Technologies Corp.
                                     (Registrant)

                                     Date: June 27, 2005

                                     /s/ Creighton K. Early
                                     -------------------------------------------
                                     (Signature)

                                     Creighton K. Early, Chief Executive Officer
                                     -------------------------------------------
                                     (Name and Title)




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